UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2010

GRYPHON GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 West Hasting Street, Suite 711
Vancouver, BC V6B 1N2
(Address of principal executive offices)  (Zip Code)

 (604) 261-2229
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On August 23, 2010, Gryphon Gold Corporation (the “Registrant”) issued 1,500,000 shares of its common stock (the “Common Shares”) to Gerald W. Baughman and Fabiola Baughman (the “Baughmans”) pursuant to the terms of an Option Consideration Agreement by an between the Registrant and the Baughmans, dated February 5, 2010 (the “Option Consideration Agreement”).  The Option Consideration Agreement is described in more detail in Item 1.01 of the Registrant’s Current Report on Form 8-K filed with the SEC on February 10, 2010, which information is hereby incorporated by reference into this Item 3.02.

Pursuant to the terms of the Option Consideration Agreement and in order to satisfy the requirements of the Toronto Stock Exchange, the issuance of the Common Shares to the Baughmans was subject to approval by the Registrant’s stockholders at the Registrant’s next meeting of stockholders.  As described in more detail in Item 5.07 of this Current Report on Form 8-K below, on August 20, 2010, the Registrant’s stockholders approved the issuance of the Common Shares to the Baughmans.

The Common Shares were issued pursuant to an exemption from registration in reliance upon Section 4(2) of the Securities Act of 1933, as amended.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On Friday, August 20, 2010, the Registrant held its 2010 Annual Meeting of Stockholders for the purposes of (i) electing directors of the Registrant, (ii) ratifying the appointment of the Registrant’s independent registered public accounting firm, and (iii) approving the issuance of the Common Shares to the Baughmans.  The matters acted upon at the Annual meeting are described in more detail in the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on July 8, 2010, pursuant to which proxies for the Annual Meeting were solicited.  The following are the final voting tallies for the Annual Meeting:

Proposal #1 – The election of the nominees to the Registrant’s Board of Directors to serve until the Registrant’s 2011 Annual Meeting of Stockholders or until successors are duly elected and qualified		Voted For	Withheld	Broker Non-Votes
John L. Key		27,461,329	12,000	9,079,738
Donald W. Gentry		27,449,329	24,000	9,079,738
Marvin K. Kaiser		27,429,329	44,000	9,079,738
Terence J. Cryan		27,331,329	142,000	9,079,738

Proposal #2 – The ratification of the appointment of the Registrant’s independent registered public accounting firm for fiscal year 2011	For	Against	Abstain	Broker Non-Votes
	36,515,810	37,527	0	0
Proposal #3 – The approval of the issuance of 1,500,000 shares of common stock of the Registrant to Gerald W. Baughman and Fabiola Baughman as holders of the 5% $5 million principal amount convertible note of the Registrant pursuant to the Option Consideration Agreement between the Registrant and the Baughmans, dated February 5, 2010, subject to the approval of the stockholders of the Registrant
	For	Against	Abstain	Broker Non-Votes
	18,795,829	175,000	8,502,000	9,079,738

Each nominee for director was elected and the Registrant’s stockholders approved each Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION. (Registrant)

Dated: August 24, 2010	By: /s/ John L. Key John L. Key Chief Executive Officer